Exhibit 99.1

For Immediate Release

For more information:

Rex S. Schuette

Chief Financial Officer

(706) 781-2266

Rex_Schuette@ucbi.com

UNITED COMMUNITY BANKS, INC. AND
MONEYTREE CORPORATION (FIRST NATIONAL BANK, LENOIR CITY, TN) ANNOUNCE

MERGER AGREEMENT

•	Expands presence in key East Tennessee growth markets
•	Great opportunity to partner with 107 year old community bank
•	Strategically and financially attractive combination

BLAIRSVILLE, GA – January 27, 2015 – United Community Banks, Inc. (NASDAQ: UCBI) (“United”) and MoneyTree Corporation (“MoneyTree”) announced today a definitive agreement for United to acquire MoneyTree and its wholly-owned bank subsidiary, First National Bank (“FNB”). MoneyTree and FNB are headquartered in Lenoir City, Tennessee. The resulting combination will enhance both United’s position in key growth markets in East Tennessee and its ability to offer expanded banking products to FNB’s customer base. The transaction has been unanimously approved by the Board of Directors of each company and is expected to close in the second quarter of 2015.

Under the terms of the merger agreement, MoneyTree shareholders will receive merger consideration consisting of 80 percent stock and 20 percent cash in aggregate, with a fixed exchange ratio that is valued at approximately $52 million based on United’s closing price of $17.65 per share. The transaction is expected to be slightly accretive to United’s fully diluted earnings per share in 2015, and 3 percent accretive in 2016 and 2017. The transaction is expected to be less than 1 percent dilutive to United’s tangible book value per share with an earn-back period of less than three years, including one-time transaction costs.

“This transaction enhances our presence in the communities we serve and creates value for the shareholders and customers of both our organizations,” said Jimmy Tallent, President and Chief Executive Officer of United. “We are excited to have the opportunity to expand our footprint in East Tennessee by joining forces with a strong, well-established community bank, First National Bank. FNB’s commitment to customer service is consistent with United’s, which makes this an ideal partnership. We entered the East Tennessee market 12 years ago, and we are strongly committed to this region. This merger will allow us to expand into key markets in East Tennessee, including Cleveland, Lenoir City and Knoxville. The combined FNB - United franchise will be well positioned to achieve outstanding growth potential.”

David Allen, President and CEO of FNB commented, “Combining with United Community Bank enables our customers to benefit from enhanced resources and products from their banking organization. United Community Bank has established itself as ‘The Bank that SERVICE Built’ and that is a model we know well. We have been serving customers in East Tennessee faithfully for 107 years. This partnership further assures us of having the ability to be a leader in meeting the financial services needs of our customers and to meaningfully contribute to our local communities. That is what community banking is all about.”

FNB’s Chairman Ted L. Wampler, Sr. stated, “We built our reputation and strength over the years by being a leading bank in the community while meeting the needs of our customers. The bank’s focus and structure surround each of the communities it serves with employees who are committed to provide friendly personal service. Our board is confident that this strategic combination enhances this commitment and is consistent with our tradition as demonstrated by each director signing an agreement affirming their support.”

Under the transaction, FNB will merge into United’s bank subsidiary United Community Bank and operate under its brand. FNB currently operates 10 branches in East Tennessee, and at December 31, 2014, had $425 million in assets, $354 million in deposits and $253 million in loans. Upon completion of the transaction, United will have $8 billion in total assets.

Lynn Harton, Chief Operating Officer of United stated, “The transaction with FNB is a win-win for both organizations – financially, operationally, strategically and culturally. We are committed to the community focus and customer service tradition of FNB, and to providing customers with enhanced products to meet their banking needs.”

Completion of the transaction is subject to customary closing conditions, including the receipt of required regulatory approvals and the approval of MoneyTree’s shareholders.

Sterne, Agee & Leach, Inc. served as exclusive financial advisor and rendered a fairness opinion to MoneyTree, and Baker, Donelson, Bearman, Caldwell & Berkowitz, PC served as its legal advisor. Morgan Stanley & Co. LLC acted as financial advisor to United in connection with the transaction, and Troutman Sanders LLP served as its legal advisor.

Caution About Forward-Looking Statements

This news release contains forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United’s filings with the Securities and Exchange Commission including its 2013 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements” and “Risk Factors.” Forward-looking statements speak only as of the date they are made, and United undertakes no obligation to update or revise forward-looking statements.

Additional Information

United intends to file a registration statement on Form S-4 with the Securities and Exchange Commission to register the shares of United’s common stock that will be issued to MoneyTree’s shareholders in connection with the transaction. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving United and MoneyTree. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by United on its website at http://www.ucbi.com.

Participants in the Merger Solicitation

United and MoneyTree, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of MoneyTree in respect of the proposed merger transaction. Information regarding the directors and executive officers of United is set forth in its 2013 Annual Report on Form 10-K, definitive proxy statement for United’s 2014 annual meeting of shareholders, as filed with the Securities and Exchange Commission on March 24, 2014, and other documents subsequently filed by United with the Securities and Exchange Commission. Information regarding the directors and executive officers of MoneyTree who may be deemed participants in the solicitation of the shareholders of MoneyTree in connection with the proposed transaction will be included in the proxy statement/prospectus for MoneyTree’s special meeting of shareholders, which will be filed by United with the Securities and Exchange Commission. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the Securities and Exchange Commission when they become available.

About United Community Banks, Inc.

United Community Banks, Inc. (NASDAQ: UCBI) is a registered bank holding company based in Blairsville, Ga., with $7.6 billion in assets. The company’s banking subsidiary, United Community Bank, is one of the southeast region’s largest full-service banks, operating in 103 offices in Georgia, North Carolina, South Carolina and Tennessee. The bank specializes in providing personalized community banking services to individuals, small businesses and corporations. Services include a full range of consumer and commercial banking products, including mortgage, advisory and treasury management. United Community Bank is consistently recognized for its outstanding customer service by respected national research firms. In 2014, United Community Bank was ranked first in customer satisfaction in the Southeast by J.D. Power. In 2015, United Community Bank ranked fourteen on the Forbes list of America’s Best Banks. Additional information about the company and the bank’s full line of products and services can be found at ucbi.com.

About MoneyTree Corporation

MoneyTree is a registered one-bank holding company which owns all of the outstanding shares of FNB. FNB is a national banking association which began operations in 1907 in Lenoir City, Tennessee. FNB currently conducts a general banking business from its principal executive offices at 200 East Broadway, Lenoir City, Loudon County, Tennessee, and also has additional offices in Blount, Bradley, Knox, Loudon, and Monroe Counties, Tennessee. FNB currently offers a commercial banking business, including accepting demand, savings, and time deposits, and making commercial, real estate, and consumer loans. FNB had total assets of approximately $425 million at December 31, 2014. Additional information about FNB’s full line of products and services can be found at www.fnbtn.com.